Exhibit 99.1

Heritage Announces Third Quarter 2021 Earnings Dates and Preliminary Weather Losses

Clearwater, FL – October 21, 2021: Heritage Insurance Holdings, Inc. (NYSE: HRTG) (“Heritage” or the “Company”), a super-regional property and casualty insurance holding company, will announce third quarter 2021 financial results after the market closes on Thursday, November 4, 2021, followed by a 9:30 am ET conference call on Friday, November 5, 2021.

Conference Call Details:

Participant Dial-in Numbers Toll Free: 1-888-346-3095

Participant International Dial In: 1-412-902-4258

Telephone participants should ask to be joined into the Heritage Insurance Holdings call.

Webcast:

A live audio webcast of the earnings call will be available in the investors section of the company’s website. The call will be archived and available for replay.

Preliminary Weather Losses:

Additionally, Heritage announced today that it expects to incur approximately $16.0 million of net current accident quarter catastrophe losses, stemming from Hurricanes Elsa, Fred, Henri and Ida, and $35.5 million of net current accident quarter other weather losses in third quarter 2021, representing total net current accident quarter weather losses of approximately $51.4 million.

These preliminary, unaudited financial estimates are based on information available to management as of the date of this press release, remain subject to the completion of normal quarter-end accounting procedures and adjustments, and are subject to change. The Company’s independent registered public accounting firm has not completed its review of the Company’s results for the quarter ended September 30, 2021. During the course of the preparation of our consolidated financial statements and related notes, and completion of the Company’s financial close and procedures for the three months ended September 30, 2021, adjustments to the preliminary estimates may be identified, and such adjustments may be material. In addition, other developments may arise between now and the time the financial statements for the three months ended September 30, 2021 are finalized. The Company undertakes no obligation to update the information in this press release in the event facts or circumstances change after the date of this press release.

Financial information, including material announcements about Heritage, is routinely posted on investors.heritagepci.com.

About Heritage

Heritage Insurance Holdings, Inc. is a super-regional property and casualty insurance holding company. Through its insurance subsidiaries and a large network of experienced agents, the Company writes over $1.1 billion of gross personal and commercial residential premium across its multi-state footprint.

Forward-Looking Statements

Statements in this press release that are not historical facts are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “or “continue” or the other negative variations thereof or comparable terminology are intended to identify forward-looking statements. Forward-looking statements in this press release include management’s estimates of certain third quarter 2021 financial results. The risks and uncertainties that could cause our actual results to differ from those expressed or implied herein include, the matters described from time to time by the Company in its filings with the Securities and Exchange Commission, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission on March 9, 2021. The Company undertakes no obligations to update, change or revise any forward-looking statement, whether as a result of new information, additional or subsequent developments or otherwise.

Investor Contact:

Arash Soleimani, CFA, CPA

Executive Vice President

727.871.0206

asoleimani@heritagepci.com